Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made as of this 20th day of March, 2008 by and among Chapeau, Inc., a Utah corporation (“Chapeau”), and TEFCO, LLC, a Virginia limited liability company (“Shareholder”).

RECITALS

A. Chapeau and Shareholder entered into that certain Turnkey Project Acquisition, Loan and Security Agreement dated as of an even date herewith (the “Acquisition Agreement”), pursuant to which Shareholder (i) received the Note, Option and Warrant and (ii) will receive Interest Shares.

B Chapeau has agreed to grant to Shareholder the registration rights described in this Agreement with respect to the Registrable Securities, as defined below.

C. Capitalized terms not otherwise defined herein shall have the meaning therefor, as set forth in the Acquisition Agreement.

AGREEMENT

NOW, THEREFORE, Chapeau and the Shareholders hereby covenant and agree as follows:

1.         Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

           “Additional Stock” shall have the meaning therefor, as set forth in Section 11(b) below.

“Affiliate” shall have the meaning therefor, as set forth in the Exchange Act.

“Anti-Dilution Event” shall mean any issuance of Additional Stock without consideration or for consideration per share less than the Purchase Price of any Registrable Securities then held by a Holder.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” shall mean the Shareholder and any Affiliate thereof, including without limitation, any member of Shareholder.

“Purchase Price” shall collectively mean the Exercise Price of the shares of Common Stock underlying each of the Option and the Warrant.

“Register,” “registered” and “registration” each shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

“Registrable Securities” shall mean (i) the shares of Common Stock issuable (A) pursuant to the Option and the Warrant, (B) in connection with the payment of interest due under the Note and (C) in payment of the Facilities Fee,  (ii) any and all Interest Shares issuable pursuant to the terms of the Acquisition Agreement, (iii) any shares of Common Stock held by any Holder, (iv) any additional shares of Common Stock issued or issuable pursuant to any Anti-Dilution Event and (v) any security of Chapeau exchangeable, convertible or exercisable into shares Common Stock issued as a dividend or other distribution with respect to, in exchange for or in replacement of such shares of Common Stock, including upon any stock split, merger or similar transaction.

“Requisite Period” shall mean the period commencing on the effective date of the registration statement and ending on the earlier of (i) the date on which the sale of all Registrable Securities covered thereby is completed and (ii) two (2) years after such effective date.

“Rule 144” shall mean Rule 144 under the Securities Act, or any similar or successor rules or regulations hereafter adopted by the Commission.

“Rule 145” shall mean Rule 145 under the Securities Act, or any similar or successor rules or regulations hereafter adopted by the Commission.

           “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

“Target Effective Date” shall mean the date 180 days after the (i) Anticipated Filing Date and (ii) date that the registration statement is actually filed with the Commission.

2.         Registration.   Chapeau shall prepare and file a registration statement with the Commission with respect to all Registrable Securities then held by Shareholder as soon as possible but no later than one (1) year from the Closing Date (the “Anticipated Filing Date”). Chapeau shall use its best efforts to have the registration statement declared effective on or before the Target Effective Date and shall keep such registration statement effective for the Requisite Period.

3.	Piggyback Registration.

(a)        If Chapeau at any time from the date of this Agreement through the fifth anniversary of the Closing Date, proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 and any successor forms thereto as well as registrations that do not permit secondary resales, a registration relating to the offer and sale of debt securities, a registration relating to an employee benefit plan, a registration relating to a corporation reorganization or other Rule 145 transaction), each such time it will give written notice to such effect to all holders of outstanding Registrable Securities at least thirty (30) days prior to such filing.  Upon the written request of any such holder received by Chapeau within twenty (20) days after the provision of any such notice by Chapeau to register any of its Registrable Securities, Chapeau will cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by Chapeau, or to the extent required to permit the sale or other disposition by the holder of such Registrable Securities so registered (a "Piggyback Registration").

(b)        If the registration of which Chapeau gives notice is for a registered public offering involving a firm commitment underwriting, Chapeau shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 3(a).  In such event, the right of any such holder to registration pursuant to this Section 3 shall be conditioned upon such holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.  All holders proposing to distribute their securities through such underwriting shall (together with Chapeau and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Chapeau.

(c)        If the underwriters advise Chapeau in writing that marketing factors require a limitation of the number of shares to be underwritten, the underwriters may exclude  some or all of the Registrable Securities from such registration statement in accordance with the following allocation: First, to Chapeau for securities to be sold for its own account; second each Holder shall have the right to include in such registration statement such number (but only such number) of shares as shall bear the same relationship to the total number of shares which the managing underwriter or underwriters will permit to be included in such registration statement by any shareholder of Chapeau as the number of shares owned by such Holder bears to the total number of shares owned by all shareholders of Chapeau.

4.         Registration Procedures.  In connection with the registration of any Registrable Securities under the Securities Act, Chapeau will, as expeditiously as possible:

(a)        prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective not later than the Target Effective Date and to remain effective for the Requisite Period;

(b)        prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

(c)        furnish to each Holder and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

(d)        use its best efforts (i) to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the Holders or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that Chapeau shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)        use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of Chapeau is then listed;

(f)         immediately notify each Holder and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which Chapeau has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

(g)        notify each Holder of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

(h)        if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of Chapeau' size and investment stature, including, without limitation, customary indemnification and contribution provisions;

(i)         if the offering is an underwritten offering, at the request of any Holder, use its best efforts to furnish to such Holder on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion dated such date of counsel representing Chapeau for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters; and (ii) a copy of a letter dated such date from the independent public accountants retained by Chapeau, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of Chapeau included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(j)         take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the registration statement and to enable such certificates to be in such denominations and registered in such names as any Holder or underwriter may reasonably request; and

(k)        take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the registration statement.

In connection with each registration hereunder, the Holders of Registrable Securities will furnish to Chapeau in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

5.         Liquidated Damages. If the registration statement is (a) not filed on or before the Anticipated Filing Date and/or (b) not effective on or before the Target Effective Date then Chapeau shall owe the Shareholder 0.5% of the value of the Registrable Securities underlying such registration statement for each week, or portion thereof, of delay in such filing and/or effectiveness, up to a maximum of 2% of such value. Chapeau shall pay the liquidated damages noted above at the end of each week during which such damages have accrued and, to the extent that such damages are not paid when due, all unpaid amounts shall accrue dividends at a rate equal to 8% per annum. Liquidated damages shall be paid to the Shareholder by wire transfer of immediately available funds to the account designated thereby. The parties hereto agree that the liquidated damages provided in this Section 5 constitute a reasonable estimate as of the date hereof of the damages that will be suffered by the Shareholder by reason of the registration statement to be filed or to be declared effective, as the case may be, in accordance with the terms of this Agreement. The right of Shareholder to receive liquidated damages pursuant to this Section 5 is not intended to be and shall not be construed to be an exclusive remedy and Shareholder shall have the right to pursue any and all other available remedies at law or in equity for any breach by Chapeau of any obligation under this Agreement. For purposes of this Section 5, the value of the Registrable Securities underlying a registration statement shall be calculated based on the volume weighted average closing price per share of Common Stock on the over the counter bulletin board, or such other exchange, market or listing service on which shares of Common Stock trade subsequent to the date of this Agreement, over the course of the thirty (30) day period prior to the date of calculation of such liquidated damages.

6.	Expenses.

All expenses incurred by Chapeau in connection with the registration of Registrable Securities pursuant to this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Chapeau, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc. (the “NASD”), and fees of transfer agents and registrars and, in the event of a Piggyback Registration, the reasonable fees and disbursements of one counsel for the Holders in an aggregate amount not to exceed $25,000 (but excluding any Selling Expenses), are called “Registration Expenses.”  For purposes of this Agreement, “Selling Expenses” include all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, as well as fees and disbursements of counsel, if any, for the Holders. Chapeau will pay all Registration Expenses in connection with any registration statement filed hereunder, and the Selling Expenses in connection with each such registration statement shall be borne by the participating Holders in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

7.	Indemnification and Contribution.

(a)        In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, Chapeau will indemnify and hold harmless and pay and reimburse, each Holder thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or blue sky laws and will reimburse each such Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that Chapeau will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon Chapeau' reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, provided, further, that the indemnity  agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claims, damage, liability or action if such settlement is effected without  the consent of Chapeau, which consent shall not be unreasonably withheld or delayed.  Furthermore, that Chapeau shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement and the undersigned indemnitees thereafter fail to deliver or cause to be delivered such registration statement as so amended or supplemented prior to or currently with the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after Chapeau has timely furnished the undersigned with the same.

(b)        In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto each Holder thereunder, severally and not jointly, will indemnify and hold harmless Chapeau, each person, if any, who controls Chapeau within the meaning of the Securities Act, each officer of Chapeau who signs the registration statement, each director of Chapeau, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which Chapeau or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Chapeau and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, that such Holder will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder, as such, furnished in writing to Chapeau by such Holder specifically for use in such registration statement or prospectus, and provided, that the liability of each Holder hereunder shall be limited to the proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement. Notwithstanding the foregoing, the indemnity provided in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party, which consent shall not be unreasonably withheld.

(c)        Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advise of its counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)        In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, Chapeau and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and Chapeau is responsible for the remaining portion; provided that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8.         Changes in Capital Stock.   If, and as often as, there is any change in the capital stock of Chapeau by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

9.         Rule 144 Reporting.   With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, or pursuant to a registration on Form S-3, at all times after ninety (90) days after any registration statement covering a public offering or resale of securities of Chapeau under the Securities Act shall have become effective, Chapeau agrees to:

(a)        make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)        file with the Commission in a timely manner all reports and other documents required of Chapeau under the Exchange Act; and

(c)        furnish to each holder of Registrable Securities forthwith upon request a written statement by Chapeau as to its compliance with the reporting requirements of such Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of Chapeau, and such other reports and documents so filed by Chapeau as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

10.       Assignment of Registration Rights.   The rights to have Chapeau register Registrable Securities pursuant to this Agreement may be assigned by the Shareholders to transferees or assignees of such securities; provided that the transferees or assignees have acquired at least 50,000 of the Registrable Securities from a Shareholder in a transaction exempt from the registration requirements of applicable federal and state securities laws, and Chapeau receives an opinion of counsel reasonably satisfactory to Chapeau that such transaction is exempt from such registration requirements; that Chapeau is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and provided, further that the transferee or assignee of such rights assumes in writing the obligations of such holder under this Agreement. The term “Holder” as used in this Agreement shall include such permitted assigns.

11.       Anti-Dilution Adjustments.   Following an Anti-Dilution Event, the Purchase Price for some or all of the Registrable Shares shall be subject to adjustment from time to time as follows:

(a)        Adjustment Formula.  Whenever the Purchase Price with respect to any Registrable Shares then held by a Holder is adjusted pursuant to this Section 11, the new Purchase Price shall be determined by multiplying such Purchase Price then in effect by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the “Outstanding Common”) plus the number of shares of Common Stock that the aggregate consideration received by Chapeau for such issuance would purchase at such Purchase Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock.  For purposes of the foregoing calculation, the term “Outstanding Common” shall include shares of Common Stock deemed issued pursuant to Section 11(d) below.

(b)       Definition of “Additional Stock”.  For purposes of this Agreement, “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 11(d)) by Chapeau after the Closing Date) other than

(i)         Capital stock (or options, warrants or rights therefor) issued pursuant to stock dividends, stock splits or similar transactions;

(ii)        Shares of Common Stock issued or issuable to employees, consultants or directors of Chapeau directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of Chapeau;

(iii)       Shares of Common Stock issuable upon conversion or exercise of convertible or exercisable securities outstanding as of the Closing Date including, without limitation, warrants, notes or options;

(iv)       Capital stock, or warrants, options or rights to purchase capital stock, issued in connection with bona fide corporate partnering transactions, acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of Chapeau;

(v)        Shares of Common Stock issued or issuable upon exercise of the Option or the Warrant; and

(vi)       Shares of capital stock issued to parties that are providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, in each case which transactions are approved by the Board of Directors of Chapeau, provided that, for purposes of this Section 11(b), the definition of “Additional Stock” shall include issuances of the type and nature described in this Section 11(b)(vi) on and after Chapeau has issued an aggregate of two percent (2%) of its shares of capital stock then issued and outstanding pursuant to the exception set forth herein.

(c)        Determination of Consideration.   In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by Chapeau for any underwriting or otherwise in connection with the issuance and sale thereof.  In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(d)        Deemed Issuances of Common Stock.  In the case of the issuance of securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (the “Common Stock Equivalents”), the following provisions shall apply for all purposes of this Section 11:

(i)         The aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of any Common Stock Equivalents and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such securities were issued or such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by Chapeau for any such securities and related Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by Chapeau (without taking into account potential anti-dilution adjustments) upon the conversion, exchange or exercise of any Common Stock Equivalents (the consideration in each case to be determined in the manner provided in Section 11(c)).

(ii)        In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to Chapeau upon purchase, exchange or exercise of any Common Stock Equivalents, other than a change resulting from the anti-dilution provisions thereof, the relevant Purchase Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the purchase, exchange or exercise of such Common Stock Equivalents.

(iii)       Upon the termination or expiration of the convertibility, exchangeability or exercisability of any Common Stock Equivalents, the Purchase Price, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents that remain convertible, exchangeable or exercisable) actually issued upon the conversion, exchange or exercise of such Common Stock Equivalents.

(e)        No Increased Purchase Price.  Notwithstanding any other provisions of this Section 11, no adjustment of the Purchase Price shall have the effect of increasing the Purchase Price above the Purchase Price in effect immediately prior to such adjustment.

14.	Miscellaneous.

(a)        All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

(b)        All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier, addressed (i) if to Chapeau, at; (ii) if to any other party hereto, at the address of such party set forth beneath such party's signature to this Agreement; and (iii) if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to Chapeau in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to Chapeau (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of Chapeau) in accordance with the provisions of this paragraph.

(c)        This Agreement shall be governed by and construed in accordance with the laws of the State of Virginia applicable to contracts entered into and to be performed wholly within said State.

(d)        All disputes arising under or related to this Agreement shall be resolved via arbitration in the manner set forth in Section 11.11 of the Acquisition Agreement.

(e)        This Agreement may not be amended or modified without the written consent of Chapeau and the holders of at least a majority of the Registrable Securities.

(f)         Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

(g)        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)        If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(i)         The obligations set forth in this Agreement shall terminate upon the earlier of (i) the consummation of a Change in Control, as defined in the Acquisition Agreement, (ii) the date that all Holders are eligible to sell all of Registrable Securities under Rule 144 within any three month period and (iii) the date that is six (6) years after the date of this Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

CHAPEAU, INC.

By: /s/ Guy A. Archbold
Name:  Guy A. Archbold
Title:     Chief Executive Officer

SHAREHOLDER:

TEFCO, LLC

By: /s/ Mark Mason
Name:	Mark Mason
Title:	Manager